                                                                   EXHIBIT 10.15

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                         DEVELOPMENT ADVANCE AGREEMENT

                                    between

                            CHARTWELL LEISURE INC.

                                      and

                               HFS INCORPORATED




                         Dated: As of October 15, 1996




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

                               TABLE OF CONTENTS
                               -----------------


                                                                 Page
                                                                 ----
1.  Definitions .............................................       1

2.  The Advance .............................................       2

3.  Conversion and Development of Properties .................      2

4.  Credits against the Advance .............................       2

5.  Mandatory Repayment of the Advance ......................       3

6.  Events of Default .......................................       3

7.  Repayment ...............................................       4

8.  Construction of Agreements ..............................       4

9.  Authority of Chartwell ..................................       4

10. Authority of HFS ........................................       4

11. Parties Bound ...........................................       4

12. No Oral Change ..........................................       4

13. Governing Law ...........................................       5

14. Severability ............................................       5

15. Notices .................................................       5

Exhibit A   -   HFS Flags
Exhibit B   -   Definitions

                         DEVELOPMENT ADVANCE AGREEMENT


        This Agreement made as of October 15, 1996 between Chartwell Leisure Inc., a Delaware general partnership ("Chartwell") and HFS Incorporated, a Delaware corporation ("HFS");


                            PRELIMINARY STATEMENT:

        A. Chartwell is in the business of owning, operating, acquiring and developing hotel properties in the United States, Mexico and Canada;

        B. HFS operates, through its various subsidiaries (each an "HFS Subsidiary") national hotel/motel franchise lodging brands as more particularly set forth in Exhibit A (collectively, the "HFS Flags").

        C. At the request of Chartwell, HFS has agreed to fund to Chartwell a development advance in the principal amount of $2,800,000 (the "Advance") to finance a portion of the costs incurred by Chartwell in connection with the acquisition or development of future hotel properties (the "Properties").

        NOW, THEREFORE, in consideration of ten dollars ($10) and other good and valuable consideration, the receipt of which is hereby acknowledged, HFS and Chartwell hereby covenant and agree as follows:

        1. Definitions. All capitalized terms as used in this Agreement shall,
           -----------
unless otherwise defined in the main body of this Agreement, have the meaning given to such terms in Exhibit B.

        2. The Advance. The Advance shall be made by HFS to Chartwell on
           ------------
December 16, 1996 in accordance with the disbursement instructions to be delivered by Chartwell to HFS not later than two (2) days prior to such date.

        3. Conversion and Development of Properties. Chartwell shall have the
           -----------------------------------------
right, but not the obligation, from time to time as it acquires or develops new Properties, to cause such Properties to be operated under an HFS Flag, pursuant to a franchise agreement entered into between Chartwell or its affiliate holding title to such Property and the HFS Subsidiary operating the applicable HFS Flag in substantially the form then offered by the applicable HFS Subsidiary under its then current Uniform Franchise Offering Circular but modified to delete all rights of first refusal in favor of the HFS Subsidiary and to contain such other modifications as shall be agreed to by Chartwell and HFS (such franchise agreements are hereinafter called the "Conversion Franchise Agreements"). HFS and Chartwell agree that they shall negotiate the standard form of Conversion Franchise Agreement to be entered into in accordance with the provisions of this Agreement in good faith and HFS agrees that it shall, upon request of Chartwell, grant to Chartwell such concessions, flexibility, grace and cure periods, policy and procedure waivers and other negotiated provisions, as are granted by HFS to its most favored licensees. All Conversion Franchise Agreements entered into in accordance with the provisions of this Agreement will be entered into on substantially the form of the standard franchise agreement approved by HFS and Chartwell in accordance with the provisions of this paragraph.

        4. Credits against the Advance. Chartwell shall receive a credit against
           ----------------------------
repayment of the Advance, and the outstanding balance of the Advance shall be reduced, on a dollar for dollar basis for each dollar of Qualifying Fees paid to any HFS Subsidiary with respect to any Property for which Chartwell or its affiliate enters into a Conversion Franchise Agreement after the date hereof with an HFS Subsidiary (other than (i) Wingate Inns, (ii) a

Property which is already operating under an HFS Flag at the time the Conversion Franchise Agreement is signed, or (iii) a Property which is subject to either that certain Conversion Agreement dated as of November 17, 1992 between Chartwell Hotels Associates and HFS Brands, Inc. or that certain Conversion Agreement dated May 11, 1993 between Chartwell Hotels II Associates and HFS Brands, Inc., as the same have been amended).

        5.  Mandatory Repayment of the Advance. The outstanding balance of the
            -----------------------------------
Advance shall become due and payable on December 31, 2000.

        6.  Events of Default. HFS shall have the right, upon twenty (20) days
            -----------------
written notice, to declare the Advance due and payable upon the occurrence of any one or more of the following events (collectively, "Events of Default");

            (a) if Chartwell shall make an assignment for the benefit of creditors;

            (b) if a court of competent jurisdiction enters a decree or order for relief with respect to Chartwell under Title 11 of the United States Code as now constituted or hereafter amended or under any other applicable Federal or state bankruptcy law or other similar law, or if such court enters a decree or order appointing a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of Chartwell, or of any substantial part of their respective properties, or, if such court decrees or orders the winding up or liquidation of the affairs of Chartwell and such decree or order is not dismissed, discharged or vacated of record within sixty (60) days after the same has been entered; or

            (c) if Chartwell files a petition or consent seeking relief under Title 11 of the United States Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or other similar law, or if Chartwell consents to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Chartwell or of any substantial part of their respective properties.

        7.  Prepayment.  Chartwell shall have the right, but not the obligation,
            -----------
to prepay the Advance in whole or in part at any time without premium or penalty.

        8.  Construction of Agreements.  The titles and heading of the
            ---------------------------
paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in construction of this Agreement.

        9.  Authority of Chartwell.  Chartwell has full power, authority and
            -----------------------
legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on the part of Chartwell to be kept and observed.

        10.  Authority of HFS.  HFS has full power, authority and legal right to
             -----------------
execute this Agreement and to keep and observe all of the terms of this Agreement on the part of HFS to be kept and observed.

        11.  Parties Bound.  This Agreement shall be binding upon and inure to
             --------------
the benefit of Chartwell and HFS and their respective successors and assigns.

        12. No Oral Change. This Agreement may only be modified, amended or
            ---------------
change by an agreement in writing signed by Chartwell and HFS.

        13. Governing Law. This Agreement is and shall be deemed to be a
            --------------
contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

        14. Severability. If any term, covenant or provision of this Agreement
            -------------
shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

        15. Notices. Any notice, request, demand, statement, authorization,
            --------
approval or consent made hereunder shall be in writing and shall be hand delivered or sent by Federal Express, or other reputable courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if hand delivered or sent by Federal Express, or other reputable courier service, and
(ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

            If to HFS:

                339 Jefferson Road
                Parsippany, New Jersey 07054
                Attention: General Counsel

            If to Chartwell:

                605 Third Avenue
                New York, New York 10017
                Attention: General Counsel

             With a copy to:

                Battle Fowler LLP
                75 East 55th Street
                New York, New York 10017
                Attention: Mary Ann Villari, Esq.

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

        IN WITNESS WHEREOF, Chartwell and HFS have duly executed this Agreement the day and year first above written.


                                                HFS INCORPORATED


                                                By: /s/ James Buckman
                                                   ---------------------------


                                                CHARTWELL LEISURE INC.


                                                By: /s/ Martin L. Edelman
                                                   ---------------------------

                With a copy to:

                        Battle Fowler LLP
                        75 East 55th Street
                        New York, New York 10017
                        Attention:  Mary Ann Villari, Esq.

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

        IN WITNESS WHEREOF, Chartwell and HFS have duly executed this Agreement the day and year first above written.


                                        HFS INCORPORATED

                                        By: ________________________


                                        CHARTWELL LEISURE INC.

                                        By: ________________________

                                   EXHIBIT A

                                   HFS FLAGS


Days Inn
Howard Johnson
Knights Inn
Ramada
Super 8 Motel
Travelodge
Villager Lodge
Wingate Inn

                                   EXHIBIT B

                                  DEFINITIONS


Advance:                              The term "Advance" is defined in
-------                               preliminary statement C of this Agreement.

Chartwell:                            The term "Chartwell" is defined in the
---------                             preamble of this Agreement.

Conversion Franchise Agreement:       The term "Conversion Franchise Agreement"
------------------------------        is defined in paragraph 3 of this
                                      Agreement.

HFS Flags:                            The term "HFS Flags" is defined in
---------                             preliminary statement B of this Agreement.

HFS Subsidiary:                       The term "HFS Subsidiary" is defined in
--------------                        preliminary statement B of this Agreement.

Qualifying Fees:                      The term "Qualifying Fees" shall mean the
----------------                      aggregate of (a) the royalty fees paid
                                      under such Conversion Franchise Agreement
                                      and (b) the initial fees paid in cash
                                      under such Conversion Franchise Agreement
                                      (but excluding any amounts paid on account
                                      of interest which may be paid with respect
                                      to such initial fees if financed by HFS).
                                      For purposes of this Agreement, the
                                      "royalty fee" shall mean that portion of
                                      any franchise fees paid under such
                                      Conversion Franchise Agreement
                                      attributable to the use of applicable
                                      marks and systems, and not including any
                                      marketing and reservation fees.


                                      B-1